EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

Background

On June 29, 2018, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), completed the sale of the assets (the "Transaction") of the Company's GTX ECN business, an institutional platform for trading foreign exchange (the "GTX Business"), to 360TGTX Inc. pursuant to an Asset Purchase Agreement dated as of May 29, 2018 (the "Purchase Agreement"). The Purchase Agreement provides for a cash purchase price for the GTX Business of $100 million, subject to a customary adjustment based on the GTX Business's working capital on the closing date.

Pro Forma Information

The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2017 is presented as if the Transaction had occurred on January 1, 2017. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 2018 and the condensed consolidated balance sheet of the Company as of March 31, 2018 are presented as if the Transaction had occurred on January 1, 2018 and, respectively. The pro forma adjustments related to the Transaction do not reflect the final purchase price or final asset and liability balances of the GTX Business. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future.

The historical consolidated financial information has been adjusted in the unaudited pro forma financial information to give effect to pro forma events that are (1) directly attributable to the disposal, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma information does not reflect several changes the Company expects to realize after the Transaction because the changes are not certain.

The following is a brief description of the amounts recorded under each of the column headings in the unaudited pro forma consolidated statements of operations and balance sheet:

GAIN Capital Holdings, Inc.

This column reflects the Company’s historical audited operating results for the year ended December 31, 2017 and the historical and unaudited operating results and financial condition as of and for the three months ended March 31, 2018 prior to any adjustment for the Transaction.

Disposal

This column reflects the elimination of the historical operating results of the GTX Business for the year ended December 31, 2017 and the three months ended March 31, 2018 at the amounts that have been reflected in the Company’s condensed consolidated statements of operations for those periods. The disposal column on the unaudited pro forma condensed consolidated balance sheet as of March 31, 2018 reflects the value of assets and liabilities included in GTX Business as of that date.

Pro Forma Adjustments

This column on the unaudited pro forma condensed consolidated balance sheet reflects the pro forma effect of the receipt and use of the cash consideration from the Transaction.

GAIN CAPITAL HOLDINGS, INC.
Pro Forma Condensed Consolidated Balance Sheet
(Unaudited)
(in thousands, except share data)

	March 31, 2018
	GAIN Capital Holdings, Inc.	Disposal	Pro Forma Adjustments	Notes	Pro Forma
ASSETS:
Cash and cash equivalents	$239,704	$—	$96,690	(a)	$336,394
Cash and cash equivalents held for customers	963,221	—	—		963,221
Receivables from brokers	72,017	—	—		72,017
Property and equipment, net	40,173	(1,400)	—	(b)	38,773
Intangible assets, net	59,152	(13,403)	—	(b)	45,749
Goodwill	33,443	(4,707)	—	(b)	28,736
Other assets	46,898	(9,260)	—	(b)	37,638
Total assets	$1,454,608	$(28,770)	$96,690		$1,522,528
LIABILITIES AND SHAREHOLDERS’ EQUITY:
Liabilities
Payables to customers	$963,221	$—	$—		$963,221
Accrued compensation and benefits	8,782	(1,032)	—	(b)	7,750
Accrued expenses and other liabilities	37,294	(2,666)	—	(b)	34,628
Income tax payable	3,630	—	—		3,630
Convertible senior notes	133,734	—	—		133,734
Total liabilities	$1,146,661	$(3,698)	$—		$1,142,963
Commitments and contingent liabilities
Redeemable non-controlling interests	$1,953	$—	$—		$1,953
Shareholders’ equity
Common stock ($0.00001 par value)	$—	$—	$—		$—
Additional paid-in capital	237,560	—	—		237,560
Retained earnings	135,762	—	71,618	(b)	207,380
Accumulated other comprehensive loss	(6,196)	—	—		(6,196)
Treasury stock, at cost	(61,132)	—	—		(61,132)
Total shareholders’ equity	305,994	—	71,618		377,612
Total liabilities and shareholders’ equity	$1,454,608	$(3,698)	$71,618		$1,522,528

GAIN CAPITAL HOLDINGS, INC.
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)
(in thousands, except share and per share data)

	Year Ended December 31, 2017
	GAIN Capital Holdings, Inc.	Disposal	Pro Forma Adjustments	Notes	Pro Forma
REVENUE:
Retail revenue	$231,100	$—	$—		$231,100
Institutional revenue	30,136	(30,136)	—		—
Futures revenue	37,964	—	—		37,964
Other revenue	4,478	—	—		4,478
Total non-interest revenue	303,678	(30,136)	—		273,542
Interest revenue	5,829	(250)	—		5,579
Interest expense	883	—	—		883
Total net interest revenue	4,946	(250)	—		4,696
Net revenue	$308,624	$(30,386)	$—		$278,238
EXPENSES:
Employee compensation and benefits	$95,218	$(12,719)	$—		$82,499
Selling and marketing	31,200	(85)	—		31,115
Referral fees	53,671	—	—		53,671
Trading expenses	29,041	(9,635)	—		19,406
General and administrative	45,727	(2,474)	—		43,253
Depreciation and amortization	17,907	(1,040)	—		16,867
Purchased intangible amortization	16,110	(2,144)	—		13,966
Communications and technology	19,699	(473)	—		19,226
Bad debt provision	(247)	—	—		(247)
Impairment of investment	620	—	—		620
Total operating expense	308,946	(28,570)	—		280,376
OPERATING PROFIT/(LOSS)	(322)	(1,816)	—		(2,138)
Interest expense on long term borrowings	11,821	—	—		11,821
Loss on extinguishment of debt	4,944	—	—		4,944
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	(17,087)	(1,816)	—		(18,903)
Income tax expense/(benefit)	(6,855)	(2,234)	—		(4,621)
Equity in net loss of affiliate	(343)	—	—		(343)
NET INCOME/(LOSS)	(10,575)	418	—		(13,939)
Net income attributable to non-controlling interests	620	—	—		620
NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(11,195)	$418	$—		$(14,559)
Earnings/(loss) per common share:
Basic	$(0.20)				$(0.28)
Diluted	$(0.20)				$(0.28)
Weighted average common shares outstanding used in computing earnings/(loss) per common share:
Basic	46,740,097				46,740,097
Diluted	46,740,097				46,740,097

GAIN CAPITAL HOLDINGS, INC.
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31, 2018
	GAIN Capital Holdings, Inc.	Disposal	Pro Forma Adjustments	Notes	Pro Forma
REVENUE:
Retail revenue	$84,120	$—	$—		$84,120
Institutional revenue	8,455	(8,455)	—		$—
Futures revenue	10,645	—	—		$10,645
Other revenue	1,895	—	—		$1,895
Total non-interest revenue	105,115	(8,455)	—		96,660
Interest revenue	2,122	(48)	—		$2,074
Interest expense	374	—	—		$374
Total net interest revenue	1,748	(48)	—		1,700
Net revenue	$106,863	$(8,503)	$—		$98,360
EXPENSES:
Employee compensation and benefits	$27,751	$(3,709)	$—		$24,042
Selling and marketing	6,027	(56)	—		$5,971
Referral fees	11,948	(517)	—		$11,431
Trading expenses	8,468	(2,657)	—		$5,811
General and administrative	12,985	(521)	—		$12,464
Depreciation and amortization	5,669	(301)	—		$5,368
Purchased intangible amortization	4,204	(536)	—		$3,668
Communications and technology	5,524	(133)	—		$5,391
Bad debt provision	1,118	—	—		$1,118
Impairment of investment	(130)	—	—		$(130)
Total operating expense	83,564	(8,430)	—		75,134
OPERATING PROFIT/(LOSS)	23,299	(73)	—		23,226
Interest expense on long term borrowings	3,340	—	—		$3,340
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	19,959	(73)	—		19,886
Income tax expense/(benefit)	3,698	(494)	—		$3,204
NET INCOME/(LOSS)	16,261	421	—		16,682
Net income attributable to non-controlling interests	175	—	—		$175
NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$16,086	$421	$—		$16,507
Earnings/(loss) per common share:
Basic	$0.35				$0.36
Diluted	$0.35				$0.36
Weighted average common shares outstanding used in computing earnings/(loss) per common share:
Basic	45,017,716				45,017,716
Diluted	45,523,766				45,523,766

GAIN CAPITAL HOLDINGS, INC.
Notes to Unaudited Pro Forma Consolidated Financial Information
(Unaudited)
(in thousands)

(a)	Total consideration for the Transaction is as follows:
	Cash payment of $100,000 upon closing	$100,000
	Transaction fees	3,310
	Total consideration	$96,690

(b)	The gain on the Transaction is as follows:
	Total consideration	$96,690
	Total assets sold	28,770
	Total liabilities assumed	3,698
	Net gain on Transaction	$71,618